UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2009 (August 30, 2009)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 30, 2009, Baker Hughes Incorporated, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, BJ Services Company, a Delaware corporation (“BJ Services”), and BSA Acquisition LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which BJ Services will be merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). The Merger Agreement and the Merger have been unanimously approved by the Board of Directors of both the Company and BJ Services. In the Merger, each issued and outstanding share of BJ Services’ common stock will be converted into the right to receive (i) 0.40035 shares of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”), and (ii) $2.69 per share in cash.
The parties have made customary representations, warranties and covenants in the Merger Agreement, including (i) the agreement of the Company and BJ Services, subject to certain exceptions, to conduct their respective businesses in the ordinary course and not to engage in certain activities between the execution of the Merger Agreement and the consummation of the Merger and (ii) the agreement of BJ Services, subject to certain exceptions, to not solicit alternative transactions or enter into discussions concerning, or provide information in connection with, alternative transactions. Completion of the Merger is conditioned upon: (1) approval by the Company’s stockholders of the issuance of additional Company Common Stock and the adoption by the stockholders of BJ Services of the Merger Agreement; (2) applicable regulatory approvals, including the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) the effectiveness of a registration statement on Form S-4 relating to the Company Common Stock to be issued in the Merger and the approval of the listing of such shares on the New York Stock Exchange; (4) the absence of legal impediments prohibiting the transactions; and (5) other customary closing conditions.
The Merger Agreement contains certain termination rights for both the Company and BJ Services, including, among others, if the Merger is not completed by March 1, 2010. In the event of a termination of the Merger Agreement under certain circumstances, BJ Services may be required to pay to the Company a termination fee of $175 million, or the Company may be required to pay to BJ Services a termination fee of $175 million. In the event a party terminates the Merger Agreement under certain circumstances related to a breach by the other party of any of its representations, warranties, covenants or agreements, the terminating party will be entitled to reimbursement for its expenses incurred in connection with the transactions contemplated by the Merger Agreement in an amount not to exceed $10 million.
The representations and warranties that the parties have made to each other in the Merger Agreement are as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties to the Merger Agreement, the Merger Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties contained in the Merger Agreement were made only for purposes of such Merger Agreement, are solely for the benefit of the parties to such Merger Agreement, and may be subject to limitations agreed between those parties, including being qualified by disclosures between those parties. The representations and warranties in the Merger Agreement may have been made to allocate risks among the parties thereto, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure letters to the Merger Agreement that the parties exchanged in connection with the signing of the Merger Agreement. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or BJ Services’ public disclosures.
The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement. The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company or BJ Services.
Additional Information and Where to Find It
In connection with the proposed acquisition, the Company and BJ Services will file with the Securities and Exchange Commission (“SEC”) a joint proxy statement/prospectus and other documents regarding the proposed transaction. A joint proxy statement/prospectus will be sent to stockholders of the Company and BJ Services, seeking their approval of the transaction. STOCKHOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, BJ SERVICES, AND THE COMPANY’S ACQUISITION OF BJ SERVICES. Such proxy statement/prospectus, when available, and other relevant documents filed with the SEC may be obtained, free of charge, on the SEC’s web site (http://www.sec.gov). The joint proxy statement/prospectus and such other documents may also be obtained for free when they become available from the Company’s website at www.bakerhughes.com/investor or from the Company by directing a request to: Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, TX 77019, Attention: Corporate Secretary, or by phone at (713) 439-8600.
The Company, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from the Company’s shareholders in connection with the acquisition. Information about the Company and its directors and executive officers and their ownership of the Company securities will be contained in the joint proxy statement/prospectus when it is filed with the SEC.

Forward Looking Statements
Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and BJ Services’ expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving the Company and BJ Services, including future financial and operating results, accretion to the Company’s earnings per share arising from the transaction, the expected amount and timing of cost savings and operating synergies, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.
The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the merger agreement by the stockholders of both parties; the risk that the cost savings and any other synergies from the transaction may not be realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses, unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in the Company’s and BJ Services’ filings with the SEC, which are available at the SEC’s web site http://www.sec.gov. The Company and BJ Services disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

2.1*	Agreement and Plan of Merger dated as of August 30, 2009, among Baker Hughes Incorporated, BSA Acquisition LLC and BJ Services Company.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule and annex to the SEC upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: August 31, 2009	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of August 30, 2009, among Baker Hughes Incorporated, BSA Acquisition LLC and BJ Services Company.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted schedule and annex to the SEC upon request.